UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2025
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2025, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2026. Two new directors, Michael W. Donnell and Mark S. Marionneaux, were elected to serve on the Bank's Board of Directors. In addition, Dorsey L. Baskin, Jr. was re-elected to serve an additional term on the Bank's Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 14, 2025 and filed with the Commission on November 18, 2025.

At the time of filing the report referenced above, the committees of the Bank's Board of Directors to which Messrs. Donnell and Marionneaux would be named had not been determined, nor had it been determined whether Mr. Baskin would continue to serve on the same board committees that he had served on in 2025.

The Bank is filing this Form 8-K/A to report that on December 4, 2025 (and as updated on December 9, 2025) the Bank's Board of Directors appointed these individuals to serve on the following board committees for 2026:

Mr. Donnell - Government and External Affairs Committee, Affordable Housing and Economic Development Committee and Audit Committee

Mr. Marionneaux - Government and External Affairs Committee, Affordable Housing and Economic Development Committee and Strategic Planning, Operations and Technology Committee

Mr. Baskin - Executive and Governance Committee, Audit Committee (Chairman), Risk Management Committee and Compensation and Human Resources Committee

In addition, 2026 committee assignments for all other directors were finalized on December 4, 2025. For 2026, the composition of each of the Board of Directors' committees will be as follows:

Executive and Governance Committee

A. Fred Miller, Jr. (Chairman)
Stephen Panepinto (Vice Chairman)
Jeff Austin III
Dorsey L. Baskin, Jr.
Dianne W. Bolen
Rufus Cormier, Jr.
Felipe A. Rael
Brett F. Seybold

Affordable Housing and Economic Development Committee

Dianne W. Bolen (Chairman)
Lorraine Palacios (Vice Chairman)
Rufus Cormier, Jr.
Michael W. Donnell
Mark S. Marionneaux
A. Fred Miller, Jr.
Stephen Panepinto
Felipe A. Rael

Audit Committee

Dorsey L. Baskin, Jr. (Chairman)
Christopher G. Palmer (Vice Chairman)
Rufus Cormier, Jr.
Michael W. Donnell
A. Fred Miller, Jr.
Stephen Panepinto
Felipe A. Rael
Brett F. Seybold

Compensation and Human Resources Committee

Rufus Cormier, Jr. (Chairman)
Christopher G. Palmer (Vice Chairman)
Karuna Annavajjala
Dorsey L. Baskin, Jr.
Dianne W. Bolen
A. Fred Miller, Jr.
Stephen Panepinto
J. Mark Riebe

Government and External Affairs Committee

Jeff Austin III (Chairman)
J. Mark Riebe (Vice Chairman)
Dianne W. Bolen
Michael W. Donnell
Mark S. Marionneaux
A. Fred Miller, Jr.
Lorraine Palacios
Stephen Panepinto

Risk Management Committee

Felipe A. Rael (Chairman)
Brett F. Seybold (Vice Chairman)
Karuna Annavajjala
Jeff Austin III
Dorsey L. Baskin, Jr.
A. Fred Miller, Jr.
Lorraine Palacios
Stephen Panepinto

Strategic Planning, Operations and Technology Committee
Brett F. Seybold (Chairman)
Karuna Annavajjala (Vice Chairman)
Jeff Austin III
Rufus Cormier, Jr.
Mark S. Marionneaux
A. Fred Miller, Jr.
Christopher G. Palmer
Stephen Panepinto
J. Mark Riebe

In 2026, Mr. Miller and Mr. Panepinto will serve as Chairman and Vice Chairman, respectively, of the Bank's Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	December 10, 2025	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer